UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2011

Tsingyuan Brewery Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53905	65-1714523
(Commission File Number)	(IRS Employer Identification No.)

Linpan Industrial Park Linyi County Shandong Province China	251500
(Address of Principal Executive Offices)	(Zip Code)

+86-534-5054799 (China)
(Registrant’s Telephone Number, Including Area Code)

Sabre Industrial, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 18, 2011, Tsingyuan Brewery Ltd., a Delaware corporation formerly known as Sabre Industrial, Inc. (the "Company"), received an approval from the Financial Industry Regulatory Authority (“FINRA”) clearing the Company’s name change from "Sabre Industrial, Inc." to "Tsingyuan Brewery Ltd.” According to FINRA’s approval, the name change took effect on January 19, 2011. Concurrently with the name change, the Company’s trading symbol was changed from "SBRD" to "BEER".

On January 14, 2011, the Secretary of State of Delaware accepted for filing of the Company’s Amended and Restated Certificate of Incorporation that changed the Company’s name from Sabre Industrial, Inc. to Tsingyuan Brewery Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSINGYUAN BREWERY LTD.

Date: January 20, 2011	By:	/s/ Dingyou Zhang
Name: Dingyou Zhang
Title: Chairman and Chief Executive Officer